ALLTEL CORPORATION

                   1998 MANAGEMENT DEFERRED COMPENSATION PLAN

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                                TABLE OF CONTENTS


                                                                            PAGE

ARTICLE I         DEFINITIONS                                                  1

         1.1.     Beneficiary                                                  1
         1.2.     Board                                                        1
         1.3.     CEO                                                          1
         1.4.     Change in Control                                            1
         1.5.     Code                                                         2
         1.6.     Compensation                                                 2
         1.7.     Compensation Committee                                       2
         1.8.     Continuing Directors                                         3
         1.9.     Controlled Group                                             3
         1.10.    Corporation                                                  3
         1.11.    Deferral Year                                                3
         1.12.    Deferred Compensation Account                                3
         1.13.    Early Retirement Date                                        4
         1.14.    Eligible Employee                                            4
         1.15.    Employee                                                     4
         1.16.    ERISA                                                        4
         1.17.    Incentive Compensation                                       4
         1.18.    Interest Rate                                                4
         1.19.    Long-Term Incentive Compensation                             5
         1.20.    Normal Retirement Date                                       5
         1.21.    Participant                                                  5
         1.22.    Person                                                       5
         1.23.    Plan                                                         5
         1.24.    Retirement                                                   5
         1.25.    Salary                                                       6
         1.26.    Subsidiary                                                   6
         1.27.    Vesting Years of Service                                     6
         1.28.    Year                                                         6

ARTICLE II        DEFERRAL                                                     7

         2.1.     Eligibility                                                  7
         2.2.     Amount Deferred                                              8
         2.3.     Deferral Election                                            8
         2.4.     Deferral Period                                              9

ARTICLE III       ACCOUNTS                                                    10

         3.1.     Deferred Compensation Accounts                              10
         3.2.     Account Adjustment (Other Than For
                    Hypothetical Interest)                                    10
         3.3.     Hypothetical Interest Credits                               11

ARTICLE IV        PAYMENT                                                     12


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         4.1.     Payment of Deferred Compensation Accounts                   12
         4.2.     Retirement                                                  12
         4.3.     Termination of Employment Other Than By Retirement          12
         4.4.     Change in Control                                           13
         4.5.     Death of Participant                                        13
         4.6.     Hardship                                                    14
         4.7.     Nature of Payment Obligation                                15
         4.8.     Legal Incompetency                                          16

ARTICLE V         ADMINISTRATION                                              16

         5.1.     Plan Administration                                         16
         5.2.     Expenses                                                    17
         5.3.     Records                                                     17
         5.4.     Communications                                              17

ARTICLE VI        MISCELLANEOUS                                               18

         6.1.     Amendments                                                  18
         6.2.     No Employment or Other Rights                               19
         6.3.     Severability                                                19
         6.4.     Nonalienation                                               19
         6.5.     Limitation of Liability                                     20
         6.6.     Construction and Governing Law                              20


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                               ALLTEL CORPORATION
                   1998 MANAGEMENT DEFERRED COMPENSATION PLAN


         ALLTEL Corporation (the "Corporation"), hereby establishes, effective as of June 23, 1998, the deferred compensation plan set forth herein, which shall be known as the ALLTEL Corporation 1998 Management Deferred Compensation Plan (the "Plan"). The purpose of the Plan is to provide to certain key management employees who are selected to participate in the Plan the option of deferring a portion of their compensation to be received from the Corporation or other member of the Controlled Group (as hereinafter defined).


                                    ARTICLE I
                                   DEFINITIONS

         For the purposes hereof, the following words and phrases shall have the meanings indicated:

         1.1. "Beneficiary" shall mean the beneficiary(ies) determined in accordance with the Plan to receive payment of the Participant's Deferred Compensation Account(s) in the event of the death of the Participant prior to payment to him of his Deferred Compensation Account(s).

         1.2.  "Board"  shall  mean  the Board  of Directors of the Corporation.

         1.3.  "CEO" shall mean the Chief Executive Officer of the Corporation.

         1.4.  A "Change in Control" shall mean, if subsequent to June 23, 1998:

                           (a) Any  "person,"  as  defined  in Section 13(d) and
               14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), other than the Corporation, any of its subsidiaries, or any employee benefit plan maintained by the Corporation or any of its subsidiaries, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of (i) 15% or more, but no greater than 50%, of the outstanding voting capital stock of the Corporation, unless prior thereto, the Continuing Directors approve the transaction that results in the person becoming the beneficial owner of 15% or more, but no greater than 50%, of the


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               outstanding   voting  capital stock  of  the  Corporation or (ii)
               more than 50% of the outstanding voting capital stock of the Corporation, regardless whether the transaction or event by which the foregoing 50% level is exceeded is approved by the Continuing Directors; or

                           (b) At  any  time  Continuing   Directors  no  longer
               constitute  a  majority of  the  directors of the Corporation; or

                           (c) A   record   date  is   fixed   for   determining
               stockholders entitled to vote upon (i) a merger or consolidation of the Corporation, statutory share exchange, or other similar transaction with another corporation, partnership, or other entity or enterprise in which either the Corporation is not the surviving or continuing corporation or shares of common stock of the Corporation are to be converted into or exchanged for cash, securities other than common stock of the Corporation, or other property, (ii) a sale or disposition of all or substantially all of the assets of the Corporation, or (iii) the dissolution of the Corporation; or

                           (d) The Corporation enters into an agreement with any
                  Person, the consummation of which would result in the occurrence of an event described in clause (a), (b), or (c) above of this Section 1.4.

         1.5. "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         1.6. "Compensation" of an Eligible Employee shall mean Incentive Compensation, Long-Term Incentive Compensation, and Salary that, but for the provisions of the Plan, would be paid in cash (or by check) to an Eligible Employee by the Corporation or other member of the Controlled Group, excluding, however, any amount that, but for the provisions of the Plan, would be paid to a person who on the date of payment is no longer an Employee, except Salary for the pay period in which the Employee's status as an Employee terminates.

         1.7.  "Compensation  Committee"    shall    mean    the    Compensation
Committee of the Board, or if at any time there is no Compensation Committee of the Board, the Board.

         1.8.  "Continuing   Directors"  shall  mean  that  directors  who  were
directors of the  Corporation at the beginning of the 24-month  period ending on


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the date the determination is made or whose election, or nomination for election by the Corporation's stockholders, was approved by at least a majority of the directors who are in office at the time of the election or nomination and who either (i) were directors at the beginning of the period, or (ii) were elected, or nominated for election, by at least a majority of the directors who were in office at the time of the election or nomination and were directors at the beginning of the period.

         1.9. "Controlled Group" shall mean the Corporation and any and all other corporations, trades and/or businesses or organizations, the employees of which together with the employees of the Corporation are, pursuant to the applicable provisions of Section 414 of the Internal Revenue Code of 1986 as in effect on January 1, 1994, treated as if they were employed by a single employer, but with respect only to periods during which the controlled group status described in Section 414 of the Internal Revenue Code of 1986 as in effect on January 1, 1994 exists.

         1.10. "Corporation"   shall   mean  ALLTEL   Corporation,   a  Delaware
corporation, and any successor to its business or assets, by operation of law or otherwise.

         1.11. "Deferral Year" shall mean, with respect to a Participant, a Year in which compensation is deferred in accordance with the Plan.

         1.12. "Deferred Compensation Account" shall mean a bookkeeping account on which the amount of Compensation that is deferred by a Participant under the Plan and any adjustments thereto in accordance with the Plan shall be recorded. A separate Deferred Compensation Account shall be established for each Deferral Year.

         1.13. "Early Retirement Date" shall mean the date on which the earlier of the following has occurred with respect to the Participant: (1) the Participant is alive, the Participant is an employee of the Controlled Group,


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the Participant has 20 or more Vesting Years of Service, and the last day of the calendar month in which the Participant's fifty-fifth (55th) birthday occurs has ended; or (2) the Participant is alive, the Participant is an employee of the Controlled Group, the Participant has 15 or more Vesting Years of Service, and the last day of the calendar month in which the Participant's sixtieth (60th) birthday occurs has ended.

         1.14. "Eligible Employee" shall mean an Employee who is an Eligible Employee for a Year as determined in accordance with Section 2.1.

         1.15. "Employee" shall mean any person who is a salaried employee of the Corporation or other member of the Controlled Group.

         1.16. "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

         1.17. "Incentive Compensation" shall mean the gross amount payable in cash (or by check) under the ALLTEL Corporation Performance Incentive Compensation Plan, as amended from time to time, during any Year beginning after December 31, 1998 to a person who on the date of payment is an Eligible Employee.

         1.18. "Interest Rate" shall, except as otherwise provided in Section 3.3, mean a percentage equal to the "Prime Rate" as published in the first issue (in which "Prime Rate" is published) of the Wall Street Journal during each Year beginning after December 31, 1998, plus two hundred (200) basis points.


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         1.19. "Long-Term  Incentive  Compensation" shall  mean the gross amount payable in cash (or by check) under the ALLTEL Corporation Long-Term Performance Incentive Compensation Plan, as amended from time to time, during any Year beginning after December 31, 1998 to a person who on the date of payment is an Eligible Employee.

         1.20. "Normal Retirement Date" means the date on which the following have occurred with respect to the Participant: the Participant is alive, the Participant is an employee of the Controlled Group, and the last day of the calendar month in which the Participant's sixty-fifth (65th) birthday occurs has ended.

         1.21. "Participant" shall mean an Eligible Employee or former Eligible Employee who has deferred payment of any of his compensation in accordance with the Plan and who has not received full payment of the balance(s) of his Deferred Compensation Account(s).

         1.22. "Person" shall have the meaning given in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended from time to time, as modified and used in Sections 13(d) and 14(d) thereof; except that, a Person shall not include (a) the Corporation or any Subsidiary, (b) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any Subsidiary, or (c) an underwriter temporarily holding securities pursuant to an offering of such securities.

         1.23. "Plan" shall mean the deferred compensation plan set forth herein, together with all amendments hereto, which shall be called the "ALLTEL Corporation 1998 Management Deferred Compensation Plan".

         1.24. "Retirement" shall mean that the Participant is alive and is no longer an employee of any member of the Controlled Group on a date occurring after the Participant's Normal Retirement Date or after the Participant's Early Retirement Date.


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         1.25. "Salary" shall mean the gross base salary of an Eligible Employee payable in cash (or by check) by the Corporation or other member of the Controlled Group during any Year beginning after December 31, 1998.

         1.26. "Subsidiary" shall mean any corporation or other entity or enterprise, whether incorporated or unincorporated, of which at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or others serving similar functions with respect to such corporation or other entity or enterprise is owned by the Corporation or other entity or enterprise of which the Corporation directly or indirectly owns securities or other interests having all the voting power.

         1.27. "Vesting Years of Service" shall mean, with respect to a Participant, (a) for periods prior to January 1, 1989, each "Vesting Year of Service" with which he was credited on December 31, 1988, if any, under the ALLTEL Corporation Pension Plan (January 1, 1985 Restatement), as in effect on December 31, 1988, and (b) for periods after December 31, 1988, each Year in which the Participant completes at least 1,000 hours of service with an employer that is a member of the Controlled Group (including only hours of service completed while the employer was a member of the Controlled Group). For the purpose of this definition, hours of service shall be determined in accordance with Department of Labor Regulations Sections 2530.200b-2(a) and 2530.200b-3(e)(1)(iv) as in effect on January 1, 1994.

         1.28. "Year" shall mean the calendar year.


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                                   ARTICLE II
                                    DEFERRAL

         2.1. Eligibility. It is the intent of the Corporation to extend eligibility for the Plan only to those Employees who comprise a select group of management or highly compensated employees, such that the Plan will qualify for treatment as "top hat" plan under ERISA. The CEO shall be an Eligible Employee for each Year that begins after December 31, 1998. Eligible Employees for each Year that begins after December 31, 1998, other than the CEO, shall be those Employees designated in writing not later than August 15th of the immediately preceding Year by the CEO in his sole and absolute discretion but taking into account the limitation set forth in the immediately preceding sentence. Eligible Employees for any given Year, other than the CEO, shall be notified in writing of their eligibility by the Corporation not later than September 1st of the immediately preceding Year. Notwithstanding the foregoing, if a person first becomes an Employee after August 15, 1998:

         (a) The CEO may in writing designate that Employee as an Eligible Employee for the Year in which he becomes an Employee within thirty (30) days after he becomes an Employee;

         (b) If the person becomes an Employee between August 16th and December 31st (inclusive) of a Year, the CEO may in writing designate that Employee as an Eligible Employee for the immediately succeeding Year within thirty (30) days after the person becomes an Employee; and

         (c)   The   Corporation  shall  notify  the  Eligible  Employee of  his
               eligibility   within  ten (10) days  after his  designation as an
               Eligible Employee.

No Employee shall have the right to be designated by the CEO as an Eligible Employee, and no Employee who has been designated as an Eligible Employee for any Year shall have the right to be designated as Eligible Employee for any future Year. An Eligible Employee for a given Year shall be entitled to elect to


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defer the payment of a portion of his  Compensation  for that Year in accordance with Section 2.2.

         2.2. Amount Deferred. An Eligible Employee for a given Year may elect to defer up to fifty percent (50%) of each of Incentive Compensation, Long-Term Incentive Compensation, and Salary for that Year in minimum increments of one percent (1%) thereof; in no event, however, shall the amount thereof deferred exceed the amount thereof that constitutes Compensation.

         2.3. Deferral Election. Eligible Employees shall make their elections under the Plan with respect to deferral of Salary not later than December 15th of the Year immediately preceding the Deferral Year. Eligible Employees shall make their elections under the Plan with respect to deferral of Incentive Compensation and Long-Term Incentive Compensation not later than September 30th of the Year immediately preceding the Deferral Year. Notwithstanding the foregoing:

         (a) In the case of a person who first becomes an Employee after August 15, 1998, and is designated by the CEO as an Eligible Employee for the Year in which he becomes an Employee within thirty (30) days after he becomes an Employee, the Eligible Employee may make an election with respect to deferral of Salary for the current Year attributable to services performed subsequent to his election not later than thirty (30) days after becoming an Eligible Employee;

         (b) In the case of a person who first becomes an Employee after August 15, 1998, becomes an Employee between August 16th and December 31st (inclusive) of the Year, and is designated by the CEO as an Eligible Employee for the immediately succeeding Year within thirty (30) days after the person becomes an Employee, the Eligible Employee may make an election with respect to deferral of Salary for the immediately succeeding Year attributable to services performed subsequent to his election not later than the later of thirty (30) days after becoming an Eligible Employee or December 15th of the Year immediately preceding the Deferral Year; and


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         (c)   In  the  case of  a  person  who first  becomes an Employee after
               August 15, 1998, becomes an Employee between August 16th and December 31st (inclusive) of the Year, and is designated by the CEO as an Eligible Employee for the immediately succeeding Year within thirty (30) days after the person becomes an Employee, the Eligible Employee may make elections with respect to deferral of
               Incentive Compensation and Long-Term Incentive Compensation   not
               later  than  the  later  of  thirty (30) days  after  becoming an
               Eligible   Employee  or  December 31st  of  the  Year immediately
               preceding the Deferral Year.

All deferral elections shall be made by the Eligible Employee delivering to the Corporation a properly executed, written "Deferral Election Form" in the form prescribed from time to time by the Corporation, which shall be irrevocable after delivery to the Corporation, and on which the following elections shall be made:
         (a) The percentage of each eligible component of Compensation to be deferred for the Year in accordance with Section 2.2; and

         (b)   The  deferral  period  in   the   event  of   the   Participant's
               Retirement in accordance with Section 2.4.

Each Deferral Election Form for a Deferral Year shall require that the deferral period in the event of the Participant's Retirement in accordance with Section
2.4 shall be the same with respect to each eligible component of Compensation to be deferred for the Year in accordance with Section 2.2. The amount of Compensation (if any) elected to be deferred by a Participant under the Plan for a Deferral Year shall not be paid to or otherwise made available to the Participant, his Beneficiary, or any other person claiming through the Participant other than as set forth in the Plan.

         2.4. Deferral Period. The date for payment of his Deferred Compensation Account for a Deferral Year in the case of his Retirement to be elected by an Eligible Employee shall be the first business day of any calendar


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month, other than January, that begins after the calendar month that immediately follows the calendar month in which occurs the Participant's Retirement and that is not later than the one hundred twentieth (120th) calendar month ending after the calendar month in which occurs the Participant's Retirement, except that the Eligible Employee may elect that in the event of his death after his Retirement, the date for payment of the Deferred Compensation Account shall be the earlier of either: (a) the date on which the Deferred Compensation Account would have been paid to the Participant but for his death, provided the Participant's Beneficiary is not the Participant's estate, or, if later, within sixty (60) days following receipt by the Corporation of evidence satisfactory to the Corporation of the Participant's death and any other information deemed by the Corporation necessary or desirable in order to effectuate payment of the Deferred Compensation Account to the Participant's Beneficiary; or (b) the first business day of any calendar month, other than January, following receipt by the Corporation of evidence satisfactory to the Corporation of the Participant's death and any other information deemed by the Corporation necessary or desirable in order to effectuate payment of the Deferred Compensation Account to the Participant's Beneficiary. The date for payment of a Participant's Deferred Compensation Account(s) in any case in which the Participant's Retirement does not occur shall be determined under Article IV.

                                   ARTICLE III
                                    ACCOUNTS

         3.1. Deferred Compensation Accounts. The Corporation shall establish and maintain for each Participant a Deferred Compensation Account for each Deferral Year.

         3.2. Account Adjustment (Other Than For Hypothetical Interest). The amount of Compensation (if any) deferred by a Participant under the Plan for a Deferral Year shall be credited to the Deferred Compensation Account of the Participant for that Deferral Year on the date the Compensation deferred


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otherwise would have been paid to the  Participant.  Each Deferred  Compensation
Account shall be debited to reflect any payment of all or any portion of the balance thereof under Article IV as of the date the payment thereof occurs. For such purpose, payment shall be deemed to occur as of the date on which payment is transmitted to the payee in accordance with the terms of the Plan.

         3.3.  Hypothetical Interest Credits.  As  of  the close of  business on each December 31st occurring prior to the full payment thereof as specified by Article IV, each Deferred Compensation Account shall be credited with an amount equal to the product of: (a) the balance of the Deferred Compensation Account as of the close of business on that December 31st; and (b) the Interest Rate for the immediately succeeding Year. As of the close of business on the day immediately preceding the date as of which payment of a Deferred Compensation Account occurs under Section 4.2, Section 4.3, Section 4.4, or
Section 4.5 (but not Section 4.6), the Deferred Compensation Account shall be credited with an amount equal to the product of: (a) the balance of the Deferred Compensation Account as of the close of business on that day; (b) the Interest Rate for the Year during which the payment occurs; and (c) a fraction, the numerator of which is the number of days that have elapsed subsequent to the immediately preceding December 31st through (and including) the date that payment occurs, and the denominator of which is 365. For purposes of the immediately preceding sentence, payment shall be deemed to occur as of the date on which payment is transmitted to the payee in accordance with the terms of the Plan. If the Interest Rate described in Section 1.18 is no longer published, or the basis on which the Interest Rate described in Section 1.18 is changed significantly as determined by the Compensation Committee in its sole and absolute discretion, the Compensation Committee shall timely, in its sole and absolute discretion but in good faith, determine by written action a


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

substitute interest rate reasonably comparable to the Interest Rate described in Section 1.18, which prospectively shall be used as the "Interest Rate" for purposes of the Plan. If any substitute interest rate is no longer published, or the basis on which the substitute interest rate is changed significantly as determined by the Compensation Committee in its sole and absolute discretion, the Compensation Committee shall timely, in its sole and absolute discretion but in good faith, determine by written action another substitute interest rate reasonably comparable to the substitute interest rate, which prospectively shall be used as the "Interest Rate" for the purposes of the Plan.

                                   ARTICLE IV
                                     PAYMENT

         4.1. Payment of Deferred Compensation Accounts . The balance of each Deferred Compensation Account (as determined in accordance with Article III) shall be paid by the Corporation in a lump sum by check drawn on the Corporation to the Participant or the Participant's Beneficiary at the earliest time (and as otherwise) provided in this Article IV.

         4.2. Retirement. Except as otherwise provided in Section 4.5, in the case of the Participant's Retirement, the balance of the Participant's Deferred Compensation Account shall be paid to the Participant in accordance with the Participant's Deferral Election Form for that Deferred Compensation Account under Section 2.3.

         4.3. Termination of Employment Other Than By Retirement. Except as otherwise provided in Section 4.5, if Participant is no longer employed by any member of the Controlled Group for any reason other than Retirement, the balance of the Participant's Deferred Compensation Account shall be paid to the Participant within sixty (60) calendar days after the Participant is no longer employed by any member of the Controlled Group.


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         4.4.  Change in Control . Except as otherwise  provided in Section 4.5, the balance of the Participant's Deferred Compensation Account shall be paid to the Participant, as soon as practicable, but not later than thirty (30) days, following the date on which a Change in Control occurs.

         4.5. Death of Participant . In the event of the death of a Participant after Retirement, any unpaid balance of the Participant's Deferred Compensation Account shall be paid to the Participant's Beneficiary in accordance with the Participant's Deferral Election Form for that Deferred Compensation Account under Section 2.3. In the event of the death of a Participant before Retirement, the balance of the Participant's Deferred Compensation Account shall be paid to the Participant's Beneficiary within sixty (60) calendar days after the Participant's date of death, or if later as soon as practicable following receipt by the Corporation of evidence satisfactory to the Corporation of the Participant's death and any other information deemed by the Corporation necessary and desirable in order to effectuate payment of the balance of the Deferred Compensation Account to the Participant's Beneficiary. In the event of the death of a Participant after the occurrence of a Change of Control, any unpaid balance of the Participant's Deferred Compensation Account shall be paid to the Participant's Beneficiary within sixty (60) calendar days after the Participant's date of death, or if later as soon as practicable following receipt by the Corporation of evidence satisfactory to the Corporation of the Participant's death and any other information deemed by the Corporation necessary and desirable in order to effectuate payment of the balance of the Deferred Compensation Account to the Participant's Beneficiary. Each Participant may designate a Beneficiary, which designation shall apply to all of the Participant's Deferred Compensation Accounts. All designations shall be signed by the Participant, and shall be in such form as prescribed from time to time by the Corporation. If so prescribed by the Corporation, the Beneficiary


                                      -13-
designation form may allow the designation of multiple beneficiaries and/or a successor beneficiary or successor beneficiaries. Each designation shall be effective only when properly executed and delivered to the Corporation in accordance with Section 5.4. A Participant's Beneficiary may be changed by the Participant without the consent of any other person at any time prior to the Participant's death by proper execution and delivery by the Participant to the Corporation in accordance with Section 5.4 of a new Beneficiary designation form. The properly executed Beneficiary designation on file with the Corporation at the time of the Participant's death that bears the latest date shall govern, and any Beneficiary designation received thereafter shall be disregarded. If a Participant does not designate a Beneficiary or for any reason such designation is ineffective, or if no person designated as Beneficiary survives the Participant, the Participant's Beneficiary shall be the Participant's estate, and the balance of the Participant's Deferred Compensation Account(s) shall be paid to the Participant's estate in a lump sum within sixty (60) days after the appointment of an executor or administrator. In the event of the death of a person designated as a Participant's Beneficiary after the death of the Participant, the amount that would have been paid to the deceased Beneficiary shall be paid to the deceased Beneficiary's estate in a lump sum sixty (60) days after the appointment of an executor or administrator.

         4.6. Hardship. The Compensation Committee may, in its sole and absolute discretion, accelerate the payment of all or a portion of the balance of a Participant's Deferred Compensation Account to the Participant, or to the Participant's Beneficiary if the Participant is deceased, in the event of an "unforeseeable emergency" of the Participant or Beneficiary. An "unforeseeable emergency" of a Participant or Beneficiary shall mean an unanticipated emergency


                                      -14-
that is caused by an event beyond the control of the Participant or Beneficiary and that would result in severe financial hardship to the individual if payment were not permitted. The amount of the balance of any Deferred Compensation Account that the Compensation Committee determines to pay to a Participant or Beneficiary under this Section 4.6 shall be limited to the amount necessary to meet the "unforeseeable emergency." Payment shall be made under this Section 4.6 only upon written application by the Participant or Beneficiary therefor, which written application shall be in such form as the Compensation Committee shall prescribe from time to time and shall contain such appropriate evidence as the Compensation Committee shall require evidencing the "unforeseeable emergency." The Compensation Committee shall determine whether any Participant or Beneficiary that makes application under this Section 4.6 has an "unforeseeable emergency" in its sole and absolute discretion.

         4.7. Nature of Payment Obligation. The Plan shall create only a contractual obligation on the part of the Corporation to make payments (subject to tax and other withholding required by law) when due in accordance with the Plan out of the general assets of the Corporation. No Participant, Beneficiary, or other party claiming under the Plan shall have any interest in any specific asset of the Corporation. To the extent that any party acquires the right to receive payments under the Plan, such right shall be equivalent to that of an unsecured general creditor of the Corporation. The Corporation may, but shall not be obligated to, maintain one or more trusts for the purpose of providing for payments under the Plan. Any such trust or trusts may be revocable or irrevocable, but the assets thereof shall be subject to the claims of the Corporation's general creditors. To the extent that any amounts payable under the Plan are actually paid from any such trust, the Corporation shall have no further obligation with respect thereto, but to the extent not so paid, such amounts shall remain the obligation of, and shall be paid by, the Corporation.


                                      -15-
                                       44

         4.8. Legal Incompetency. Notwithstanding any other provision of the Plan, the Corporation may, in its discretion, make or cause to be made payment either directly to an incompetent or disabled person to whom any payment is owed under the Plan, or to the guardian of such person, or to the person having custody of such person, without further liability for the amount of such payment on the part of the Corporation or any other person to the person on whose account such payment is made.

                                    ARTICLE V
                                 ADMINISTRATION

         5.1. Plan Administration. The Corporation shall be responsible for the general administration of the Plan and for carrying out the provisions hereof and shall be the "plan administrator" for purposes of ERISA. The Corporation shall have all such powers as may be necessary to carry out the provisions of the Plan, including the power to determine all questions relating to eligibility for and the amount in each Deferred Compensation Account and all questions pertaining to claims for benefits and procedures for claim review; to resolve all other questions arising under the Plan, including any questions of construction and any factual determinations; and to take such further action as the Corporation shall deem advisable in the administration of the Plan. The Corporation shall have full and complete discretion in the exercise of its powers of administration of the Plan, and the actions taken and the decisions made by the Corporation under the Plan shall be final and binding upon all interested parties. In accordance with the provisions of Section 503 of ERISA, the Corporation shall provide a procedure for handling claims under the Plan. Such procedure shall be in accordance with regulations issued by the Secretary of Labor and shall provide adequate written notice within a reasonable period of time with respect to the denial of any claim as well as a reasonable opportunity


                                      -16-
for a full and fair review by the Corporation of any such denial. The Corporation shall prepare and hand deliver or mail by first class mail to each Participant by March 1 of each Year, a statement of his Deferred Compensation Account(s). The Corporation may retain auditors, accountants, legal counsel and actuarial counsel selected by it. Any person authorized to act on behalf of the Corporation may act in any such capacity, and any such auditors, accountants, legal counsel and actuarial counsel may be persons acting in a similar capacity for one or more members of the Controlled Group and may be employees of one or more members of the Controlled Group. The opinion of any such auditor, accountant, legal counsel or actuarial counsel shall be full and complete authority and protection in respect to any action taken, suffered or omitted by any person authorized to act on behalf of the Corporation in good faith and in accordance with such opinion.

         5.2. Expenses. The Corporation shall pay all expenses incurred by it in the administration of the Plan.

         5.3. Records. The Corporation shall keep such records as shall be proper, necessary or desirable to effectuate the purposes of the Plan, including, without in any manner limiting the generality of the foregoing, records and information with respect to Participants, dates of employment and determinations made hereunder.

         5.4. Communications. Any notice, filing or other communication required or permitted to be given to the Corporation under the Plan shall be hand delivered, or sent by registered or certified mail to Corporation at the address set forth below or to such other address as the Corporation may have


                                      -17-
furnished to an Eligible Employee, Participant, or Beneficiary in writing in accordance with the Plan:

                  ALLTEL Corporation
                  One Allied Drive
                  Little Rock, Arkansas 72202
                  Attention: Chief Executive Officer

Except as provided in Section 5.1 with respect to account statements, any notice, filing, other communication or payment required or permitted to be given or made to an Eligible Employee, Participant, or Beneficiary under the Plan shall be hand delivered, or sent by registered or certified mail to the Eligible Employee, Participant, or Beneficiary. A notice, filing, communication, or payment mailed to an Eligible Employee, Participant, or Beneficiary shall be to such address as is given in the records of the Corporation or to such other address as the Eligible Employee, Participant, or Beneficiary may have furnished to the Corporation in writing in accordance with the Plan. Notices to the Corporation shall be deemed given as of the date of hand delivery or, if properly mailed, as of the date of actual receipt. Notices to an Eligible Employee, Participant, or Beneficiary shall be deemed given as of the date of hand delivery or, if properly mailed, as of the date shown on the postmark on the receipt for registration or certification, except that notice of change of address shall be effective only upon actual receipt.

                                   ARTICLE VI
                                  MISCELLANEOUS

         6.1. Amendments. The Board from time to time may amend, suspend, or terminate, in whole or in part, any or all of the provisions of the Plan, effective as of any date specified in the action by the Board, except that no such action that adversely affects any benefit under the Plan applicable to Compensation deferred prior to the date of such amendment, suspension, or


                                      -18-
termination shall be effective with respect to a Participant, or the Participant's Beneficiary if the Participant is deceased, unless the affected Participant or Beneficiary consents in writing thereto. Any action of the Board amending, suspending, or terminating the Plan shall be set forth in a written resolution of the Board. The Corporation shall furnish a copy of the written resolution to each Participant, or the Participant's Beneficiary if the Participant is deceased, affected thereby as soon as practicable after the adoption of the resolution.

         6.2. No Employment or Other Rights. Neither the establishment or maintenance of the Plan nor the status of a person as an employee, Employee, Eligible Employee, or a Participant shall give any person any right to be retained in the employ of any member of the Controlled Group; and no Participant, Beneficiary, or person claiming under or through a Participant shall have any right or interest in any benefit under the Plan unless and until the terms, conditions and provisions of the Plan affecting the Participant shall been satisfied. The provisions of the Plan shall not be construed as giving any person, firm or entity any legal or equitable right as against any member of the Controlled Group, their officers, employees, or directors, except any such rights as are specifically provided for in the Plan or are hereafter created in accordance with the terms and provisions of the Plan.

         6.3. Severability. The invalidity and unenforceability of any particular provision of the Plan shall not affect any other provision hereof, and the Plan shall be construed in all respects as if such invalid or unenforceable provision were omitted herefrom.

         6.4. Nonalienation . The right of any Participant, Beneficiary, or any person claiming under or through a Participant to any benefit or any payment under the Plan shall not be subject in any manner to attachment or other legal process for the debts of the Participant, Beneficiary, or other person; and the


                                      -19-
same  shall  not  be  subject  to  anticipation,   alienation,  sale,  transfer,
assignment or encumbrance.

         6.5. Limitation of Liability. No member of the Board or Compensation Committee and no officer, employee, or director of any member of the Controlled Group shall be liable to any person for any action taken or omitted in connection with the Plan, nor shall any member of the Controlled Group other than the Corporation be liable to any person for any such action or omission, and the sole liability of the Corporation under the Plan shall be to make the payments provided for under the Plan when due. No person shall, because of the Plan, acquire any right to an accounting or to examine the books or the affairs of the Corporation or any other member of the Controlled Group. Nothing in the Plan shall be construed to create any trust or fiduciary relationship.

         6.6. Construction and Governing Law. Words used herein in the masculine gender shall be construed to include the feminine gender where appropriate and the words used herein in the singular or plural shall be construed as being in the plural or singular where appropriate. Article and Section titles are for convenience of reference only and shall not be considered in construing the provisions of the Plan. The Plan shall be construed, enforced, and administered and the validity thereof determined in accordance with the law of the State of Delaware, to the extent that applicable federal law does not apply to the Plan.

         IN WITNESS WHEREOF, ALLTEL CORPORATION has caused this Plan to be executed this 24 day of June, 1998.
              --
                                              ALLTEL CORPORATION


                                              By:    /s/ Scott Ford
                                                 -------------------------------

                                              Title:  President and COO
                                                    ----------------------------


                                      -20-
                                       49